UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 13, 2021
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 13, 2021, (i) Ticketmaster New Ventures, S. de R.L. de C.V. (“TNV”), an indirect wholly-owned subsidiary of Live Nation Entertainment, Inc. (“Live Nation”), and Corporación Interamericana de Entretenimiento, S.A.B. de C.V. (“CIE”) entered into a First Amendment to the Stock Purchase Agreement (the “CIE Purchase Agreement Amendment”) amending the Stock Purchase and Subscription Agreement originally entered into by TNV, Live Nation and CIE on July 24, 2019 (the “CIE Purchase Agreement”) and (ii) TNV, Ticketmaster New Ventures Holdings, Inc., an indirect wholly-owned subsidiary of Live Nation (“TNVH” and together with TNV and Live Nation, the “Live Nation Parties”), Grupo Televisa, S.A.B. and Promo-Industrias Metropolitanas, S.A. de C.V. (together with Grupo Televisa, S.A.B., “TV”) entered into a First Amendment to the Stock Purchase Agreement (the “TV Purchase Agreement Amendment” and together with the CIE Purchase Agreement Amendment, the “Purchase Agreement Amendments”) amending the Stock Purchase Agreement originally entered into by the Live Nation Parties and TV on July 24, 2019 (the “TV Purchase Agreement” and together with the CIE Purchase Agreement, the “Purchase Agreements”).

As previously reported under “Item 1.01. Entry into a Material Definitive Agreement” in Live Nation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 26, 2019, which is incorporated herein by reference, pursuant to the Purchase Agreements, the Live Nation Parties were to acquire an aggregate of 51% of the capital stock of OCESA Entretenimiento, S.A. de C.V. (“OCESA”) and certain other related subsidiaries of CIE on the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreements (the “Acquisition”) for an aggregate purchase price of MXN$8,835,000,000, subject to certain adjustments, of which MXN$7,927,750,000 was to be paid in cash and MXN$907,250,000 was to be paid in shares of Live Nation’s common stock at closing of the Acquisition.

As also previously reported under “Item 1.02. Termination of a Material Definitive Agreement” in Live Nation’s Current Report on Form 8-K filed with the Commission on May 26, 2020, which, as amended, is incorporated herein by reference, on May 25, 2020, Live Nation notified CIE and TV that it was terminating the CIE Purchase Agreement and the TV Purchase Agreement, respectively, in accordance with each such agreement’s terms, and Live Nation commenced binding arbitration proceedings (the “Arbitration”), seated in New York, New York, before the International Court of Arbitration of the International Chamber of Commerce, seeking a declaratory judgment that it had properly terminated the CIE Purchase Agreement and that any obligations thereunder are excused. CIE subsequently undertook to defend the Arbitration.

The Purchase Agreement Amendments being reported in this Current Report on Form 8-K revive the Purchase Agreements and reinstate the parties’ obligations thereunder, and make certain amendments to the Purchase Agreements including, among other things (a) providing that the aggregate purchase price of MXN$8,835,000,000 will be paid in all cash, with no portion to be paid in shares of Live Nation’s common stock, (b) providing that MXN$618,450,000 of the purchase price will be held back and retained by the Live Nation Parties at closing to cover certain defined potential losses by the OCESA businesses for a period of time following closing, and (c) providing that the parties will suspend the Arbitration pending closing of the Acquisition and will thereafter terminate the Arbitration, and release any claims arising from the earlier termination of the Purchase Agreements, upon completion of the Acquisition and the satisfaction of the obligations of the parties under the Purchase Agreements and the Purchase Agreement Amendments.

The Purchase Agreement Amendments contain customary representations, warranties and covenants by the Live Nation Parties, TV and CIE. The closing of the Acquisition is subject to customary closing conditions, including Mexican regulatory approvals and approval by CIE’s shareholders. The Acquisition is now expected to close by late 2021 or early 2022. The closing of the Acquisition is cross conditional on the closing of the transactions contemplated by each of the Purchase Agreements, as amended by the respective Purchase Agreement Amendments.

The Purchase Agreements may be terminated by their respective parties if the closing has not occurred on or before June 12, 2022. Live Nation is considering various options to finance the purchase price of the Acquisition, which include the issuance of equity securities subject to market conditions.

The foregoing summary of the Purchase Agreement Amendments, the Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement Amendments, which will be filed as exhibits to Live Nation’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021, and the Purchase Agreements, which are included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including the expected closing of the Acquisition and the time frame in which this is expected to occur. Statements regarding future events are based on Live Nation’s current expectations and are necessarily subject to associated risks related to, among other things, regulatory approval of the Acquisition or that other conditions to the closing may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreements, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The forward-looking statements included herein are made only as of the date hereof, and Live Nation undertakes no obligation to revise or update any forward-looking statements for any reason, whether as a result of changes in underlying factors, new information, future events or otherwise. Based upon changing conditions, should any risk or uncertainty that has already materialized, such as, for example, the risks and uncertainties posed by the global COVID-19 pandemic, worsen in scope, impact or duration, or should one or more of the currently unrealized risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements. Live Nation refers you to the documents it files with the Securities and Exchange Commission, specifically the section titled "Item 1A. Risk Factors" of its annual report on Form 10-K for the year ended December 31, 2020, which contains and identifies important factors that could cause actual results to differ materially from those contained in Live Nation’s forward-looking statements.

Item 8.01    Other Events.

On September 13, 2021, Live Nation issued a press release announcing the matters discussed herein. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1
Stock Purchase Agreement dated July 24, 2019, by and among Corporación Interamericana de Entretenimiento, S.A.B. de C.V. as Seller, Ticketmaster New Ventures, S. de R.L. de C.V. as Purchaser, Live Nation Entertainment, Inc. as joint obligor of Purchaser, and OCESA Entretenimiento, S.A. de C.V. (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 10-Q for the quarterly period ended September 30, 2019).

2.2
Stock Purchase Agreement dated July 24, 2019, by and among Grupo Televisa, S.A.B. and Promo-Industrias Metropolitanas, S.A. de C.V. the Sellers, Ticketmaster New Ventures, S. de R.L. de C.V. and Ticketmaster New Ventures Holdings, Inc. the Purchasers, Live Nation Entertainment, Inc. as joint obligor of Purchasers, and OCESA Entretenimiento, S.A. de C.V. (incorporated by reference to Exhibit 2.2 to the Registrant’s Form 10-Q for the quarterly period ended September 30, 2019).

99.1	Press release dated September 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
September 13, 2021